UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014 (April 21, 2014)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01    Entry Into Material Definitive Agreement.

On April 21, 2014, Peoples Bancorp Inc., an Ohio corporation (“Peoples”), Peoples Bank, National Association, a national bank and wholly owned subsidiary of Peoples (“Peoples Bank”), and North Akron Savings Bank, a state savings bank chartered under the laws of Ohio, (“NASB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for a business combination whereby NASB will merge (the “Merger”) with and into Peoples Bank, with Peoples Bank as the surviving bank in the Merger. The boards of directors of Peoples, Peoples Bank and NASB, respectively, have approved the Merger and the Merger Agreement.

At the effective time and as a result of the Merger, a shareholder of NASB will have the right to receive: (i) a number of Peoples common shares (“Peoples Common Shares”) valued at $7,655 per share based on the average closing sale price of Peoples Common Shares during the 20 consecutive trading days immediately preceding the closing of the Merger; (ii) cash in the amount of $7,655 per share; or (iii) a combination of cash and Peoples Common Shares.

The Merger Agreement contains customary covenants from Peoples and NASB, including, among others, covenants relating to (1) the conduct of NASB’s business during the interim period between the execution of the Merger Agreement and the closing of the Merger, (2) NASB’s obligations to facilitate its shareholders’ consideration of, and voting upon, the Merger Agreement and the transactions contemplated thereby, (3) the recommendation by the board of directors of NASB in favor of the approval by its shareholders of the Merger Agreement and the transactions contemplated thereby, and (4) NASB’s non-solicitation obligations relating to alternative business combination transactions.

The Merger is expected to close in the third quarter of 2014, pending adoption of the Merger Agreement by the shareholders of NASB, the satisfaction of various closing conditions, including the receipt of all necessary bank regulatory approvals, the accuracy of the representations and warranties of each party (subject to certain exceptions), the performance in all material respects by each party of its obligations under the Merger Agreement, and other conditions customary for transactions of this type. The directors of NASB have agreed to vote their shares in favor of adoption of the Merger Agreement. The Merger Agreement contains certain termination rights for both Peoples and NASB, and further provides that, upon termination of the Merger Agreement under specified circumstances, NASB may be required to pay Peoples a termination fee of $603,980.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any further financial information about Peoples or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified that confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Peoples, NASB or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by Peoples.

Important Information About the Merger

In connection with the proposed transaction, Peoples will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the shares of Peoples’ common stock to be issued to the shareholders of NASB. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of NASB in advance of a special meeting of shareholders that will be held to consider the proposed merger. NASB INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, NASB AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. In addition to those risk factors listed in Peoples’ Annual Report on Form 10-K, the following factors could cause the actual results of Peoples’ operations to differ materially from Peoples’ expectations: a failure to satisfy the conditions to closing for the Merger in a timely manner or at all; failure of the NASB shareholders to approve the Merger; failure to obtain the necessary governmental approvals for the proposed merger or adverse regulatory conditions in connection with such approvals; disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; and difficulties related to the integration of the businesses following the merger. Peoples does not assume any duty to update forward-looking statements.

Item 8.01     Other Events

On April 24, 2014, Peoples issued a news release announcing that the Board of Directors declared a quarterly dividend of $0.15 per common share. A copy of the news release is included as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits
a) - c) Not applicable

d)     Exhibits
See Index to Exhibits on Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 24, 2014	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger between Peoples Bancorp Inc. and North Akron Savings Bank., dated as of April 21, 2014*
99	News Release issued by Peoples Bancorp Inc. on April 24, 2014.
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.